                                                              FILE NOS: 33-13054
                                                                        811-5092

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                           NOTICE OF SPECIAL MEETING

                                                                   July 14, 1997

To Variable Annuity Contract Owners:

     Notice is hereby given that the Special Meeting of Variable Annuity Contract Owners of The Travelers Timed Bond Account for Variable Annuities ("Account TB") will be held at its offices at One Tower Square, Hartford, Connecticut, on Tuesday, September 9, 1997, at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand, L.L.P. as independent accountants of Account TB for the year ending December 31, 1997.

          3. To approve the continuation of the Distribution and Management Agreement among Account TB, The Travelers Insurance Company and Tower Square Securities, Inc.

          4. To eliminate the fundamental investment restriction concerning restricted securities, while retaining the limitation on illiquid securities.

          5. To act on any and all other business as may properly come before the meeting.

     The close of business on June 30, 1997 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.
                                                /s/ ERNEST J. WRIGHT
                                                ---------------------------
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 9, 1997

     THE BOARD OF MANAGERS OF THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT TB) SOLICITS YOUR PROXY FOR USE AT THE SPECIAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The special meeting will be held at 9:00 a.m. on Tuesday, September 9, 1997, at the offices of Account TB, One Tower Square, Hartford, Connecticut. This proxy material is being mailed to Contract Owners beginning on or about July 14, 1997.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account TB's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement, for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997, for the approval of the continuation of the Distribution and Management Agreement among Account TB, The Travelers Insurance Company ("Travelers Insurance") and Tower Square Securities, Inc. ("Tower Square") and to eliminate the fundamental investment restriction concerning restricted securities, while retaining the limitation on illiquid securities.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by Travelers Insurance, the issuer of the variable annuity contracts that use Account TB as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account TB, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on June 30, 1997 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 5,708,010 units of Account TB outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of May 31, 1997, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting in person or by proxy. A quorum present for Proposals 1 and 2 is 20% of the voting securities of Account TB present at the meeting in person or by proxy. Approval of Proposals 3 and 4 requires the affirmative "vote of a majority of the outstanding voting securities" of Account TB. Under the Investment Company Act of 1940, as amended ("1940

Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the presence of a quorum for transacting business at the meeting for Proposals 3 and 4 abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal.

ANNUAL REPORT

     Account TB's Annual Report containing financial statements for the fiscal year ended December 31, 1996, was mailed to Contract Owners of record as of December 31, 1996. Copies of the Annual Report and the most recent semi-annual report succeeding Account TB's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 free of charge, or by calling 1 800-842-9368.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 31, 1997.

                                                                               CONTRACTS
    NOMINEE FOR                                                                  OWNED
       MEMBER                          PRINCIPAL OCCUPATION                    12/31/96
--------------------   -----------------------------------------------------   ---------
 Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.        None
       Age 63          ("Smith Barney"); Chairman (1993-present), Smith Bar-
 Member Since 1995     ney Strategy Advisors, Inc.; President
                       (1994-present), Smith Barney Mutual Funds Management
                       Inc.; Chairman and Director of forty-one investment
                       companies associated with Smith Barney; Chairman,
                       Board of Trustees, Drew University; Trustee, The East
                       New York Savings Bank; Advisory Director, First
                       Empire State Corporation; Chairman, Board of
                       Managers, seven Variable Annuity Separate Accounts of
                       The Travelers Insurance Company+; Chairman, Board of
                       Trustees, five Mutual Funds sponsored by The
                       Travelers Insurance Company++; prior to July 1993,
                       Senior Executive Vice President of Shearson Lehman
                       Brothers Inc.

                                                                               CONTRACTS
    NOMINEE FOR                                                                  OWNED
       MEMBER                          PRINCIPAL OCCUPATION                    12/31/96
--------------------   -----------------------------------------------------   ---------
   Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Ed-        None
       Age 73          wards & Angell, Attorneys; Member, Advisory Board
 Member Since 1987     (1973-1994), thirty-one mutual funds sponsored by
                       Keystone Group, Inc.; Member, Board of Managers,
                       seven Variable Annuity Separate Accounts of The
                       Travelers Insurance Company+; Trustee, five Mutual
                       Funds sponsored by The Travelers Insurance Company++.
 Robert E. McGill,     Retired manufacturing executive. Director                  None
        III            (1983-1995), Executive Vice President (1989-1994) and
       Age 66          Senior Vice President, Finance and Administration
 Member Since 1987     (1983-1989), The Dexter Corporation (manufacturer of
                       specialty chemicals and materials); Vice Chairman
                       (1990-1992), Director (1983-1995), Life Technologies,
                       Inc. (life science/biotechnology products); Director
                       (1994-present), The Connecticut Surety Corporation
                       (insurance); Director (1995-present) CN Bioscience,
                       Inc. (life science/biotechnology products); Director
                       (1995-present), Chemfab Corporation (manufacturer of
                       specialty materials); Member, Board of Managers,
                       seven Variable Annuity Separate Accounts of The
                       Travelers Insurance Company+; Trustee, five Mutual
                       Funds sponsored by The Travelers Insurance Company++.
   Lewis Mandell       Dean, College of Business Administration                   None
       Age 54          (1995-present), Marquette University; Professor of
 Member Since 1990     Finance (1980-1995) and Associate Dean (1993-1995),
                       School of Business Administration, and Director,
                       Center for Research and Development in Financial
                       Services (1980-1995), University of Connecticut;
                       Director (1992-present), GZA Geoenvironmental Tech,
                       Inc. (engineering services); Member, Board of
                       Managers, seven Variable Annuity Separate Accounts of
                       The Travelers Insurance Company+; Trustee, five
                       Mutual Funds sponsored by The Travelers Insurance
                       Company++.
  Frances M. Hawk      Portfolio Manager (1992-present), HLM Management           None
       Age 49          Company, Inc. (investment management); Assistant
 Member Since 1991     Treasurer, Pensions and Benefits Management
                       (1989-1992), United Technologies Corporation
                       (broad-based designer and manufacturer of high
                       technology products); Member, Board of Managers,
                       seven Variable Annuity Separate Accounts of The
                       Travelers Insurance Company+; Trustee, five Mutual
                       Funds sponsored by The Travelers Insurance Com-
                       pany++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney and Director of The Travelers Investment Management Company, the investment adviser to some of the Separate Accounts, both indirect wholly owned subsidiaries of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account TB's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1996, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account TB's Secretary prior to December 31, 1997.

MEETINGS

     There were four meetings of the Board of Managers of Account TB during 1996. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc., or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TB recommends approval of the Proposal to elect five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 31, 1997 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account TB, to select the firm of Coopers & Lybrand, L.L.P. as the independent accountants of Account TB for the fiscal year ending December 31, 1997. A representative from Coopers & Lybrand, L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account TB by Coopers & Lybrand, L.L.P. were in connection with the audit function for the year 1996 and included primarily the examination of Account TB's financial statements and the review of filings made with the Securities and Exchange Commission.

     Account TB's Audit Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by Coopers & Lybrand L.L.P. During the fiscal year ended December 31, 1996, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TB recommends approval of the proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

3.  APPROVAL OF THE CONTINUATION OF THE DISTRIBUTION AND MANAGEMENT AGREEMENT

     It is proposed that Contract Owners approve the continuation of the Distribution and Management Agreement among Account TB, Travelers Insurance and Tower Square which contains a provision relating to the method of payment of market timing fees.

     Account TB is one of four timed Variable Annuity Managed Separate Accounts (the "Timed Accounts") established for the purposes of segregating the assets of Variable Annuity Contract Owners who enter into third party market timing services agreements ("Timed Contract Owners"), and avoiding the adverse effects that transfers made by market timers for Timed Contract Owners could have on the interests of non-Timed Contract Owners. Copeland Financial Services, Inc. ("Copeland"), is a registered investment adviser and an affiliate of Travelers Insurance, offers market timing services to the Timed Contract Owners pursuant to the terms of a market timing services agreement. For these services, Copeland charges a one-time $30 application fee and an additional fee equivalent to an annual rate of 1.25% of the current value of assets that it times.

     While the market timing agreements are between the Timed Contract Owners and Copeland, Travelers Insurance is also a signatory to the agreement and is solely responsible for payment of the fee to Copeland. Paragraph 5 of the Distribution and Management Agreement provides that Account TB will reimburse Travelers Insurance for the payment of the market timing fees to Copeland. Travelers Insurance seeks such reimbursement through the deduction of a daily asset charge against the assets of Account TB. Travelers Insurance does not retain any portion of the fee and is not compensated for any costs incurred in connection with the payment or deduction of the fees. While the Distribution and Management Agreement remains in effect, this is the sole market timing fee payment method available to Timed Contract Owners.

     On February 7, 1990, an Order was received from the Securities and Exchange Commission granting certain exemptions from the 1940 Act necessary to permit this method of payment of market timing fees. One of the conditions of the Order was that the Distribution and Management Agreement be approved annually by a majority of the outstanding voting securities of each Timed Account. The continuation of the Distribution and Management Agreement was last approved by Timed Contract Owners on April 19, 1996.

     The Board of Managers of Account TB has caused Account TB to execute the Distribution and Management Agreement in order to facilitate this convenient payment method for Timed Contract Owners. However, in causing Account TB to execute this Agreement, the Board of Managers has not approved or made any recommendations with respect to the suitability of market timing services in general, the quality or level of services provided by the current or any future market timers, or the level of the market timing fees. Because the market timing services will continue to be provided pursuant to individual agreements between Timed Contract Owners and Copeland, the Board of Managers does not exercise any supervisory or oversight role with respect to market timing services or the fees charged therefor.

     Timed Contract Owners receive a quarterly statement indicating the estimated dollar amount of market timing fees deducted from their Timed Accounts during the quarter. Timed Contract Owners also receive a chart comparing the performance of their selected timing strategy for the prior twelve months either with the return of a comparable non-Timed Account or, upon prior approval of the Securities and Exchange Commission, with the return of an appropriate index.

     A "vote of a majority of the outstanding voting securities" of Account TB is required to approve the continuation of the Distribution and Management Agreement. If Contract Owners in Account TB do not approve this matter, market timing fees relating to Account TB will be paid by pre-authorized partial surrenders, to the extent permitted by tax law, or by sending a check to Copeland, and the Distribution and Management Agreement will continue in effect, with the exception of paragraph 5, which contains these provisions.

     A copy of the Distribution and Management Agreement is attached hereto as Exhibit A.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TB recommends the approval of the proposal to approve the continuation of the Distribution and Management Agreement.

4. PROPOSAL TO AMEND THE INVESTMENT RESTRICTIONS OF THE FUND CONCERNING RESTRICTED SECURITIES

     The Board of Managers has approved, subject to shareholder vote, an amendment to the Fund's fundamental investment restrictions which would remove any limitation on the investment in restricted securities. Currently, the Fund may invest up to 10% of its net assets in restricted securities.

     The current fundamental policy limits purchases of all securities deemed restricted, including both liquid and illiquid securities, to 10% of the net assets of the Fund. In contrast, the staff of the Securities and Exchange Commission takes the position that a portfolio must limit investments in illiquid securities to 15% of the portfolio's assets. (This 1940 Act limitation is aimed at insuring that a portfolio will have liquid assets sufficient to make timely payment for redeemed shares under normal market conditions.) The Fund's fundamental investment limitation is more restrictive than allowed under the 1940 Act, since it imposes a 10% limitation on both liquid and illiquid securities.

     The Board of Managers believes that the current fundamental investment restriction concerning restricted securities is more restrictive than is necessary. The Board recommends that Contract Owners vote to amend the policy so that the 10% limitation no longer would apply to liquid restricted securities, but rather would be limited to illiquid restricted securities. The Board proposes that Contract Owners approve adopting the proposed fundamental investment restriction which permits unlimited investment in liquid restricted securities.

     As discussed above, the Board of Managers feels that the proposed fundamental investment restriction regarding restricted securities would enhance the Fund's investment flexibility and is in line with current securities market practice.

CONSIDERATIONS OF THE BOARD OF MANAGERS

     After consideration of the relevant factors, the Board of Managers of Account TB has determined that it is appropriate for shareholders to adopt an amendment to the Fund's fundamental investment restrictions to invest in restricted securities.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account TB recommends approval of the Proposal to amend the Fund's fundamental investment restriction to enable the Fund to invest in restricted securities.

5.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account TB's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 3, 1997.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     Travelers Asset Management International Corporation ("TAMIC"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account TB.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Tower Square, One Tower Square, Hartford, Connecticut, is the principal underwriter for Account TB. Travelers Insurance, One Tower Square, Hartford, Connecticut is the administrator of Account TB.

OFFICERS OF ACCOUNT TB

                                                        POSITION HELD
      NAME                       TITLE                      SINCE
-----------------    -----------------------------    -----------------
Ernest J. Wright     Secretary                        October 21, 1994
Ian R. Stuart        Principal Accounting Officer     April 24, 1992

                                   EXHIBIT A

                     DISTRIBUTION AND MANAGEMENT AGREEMENT

     DISTRIBUTION AND MANAGEMENT AGREEMENT (the "Agreement") made this 1st day of February, 1995 by and among The Travelers Insurance Company, a Connecticut stock insurance company (hereinafter the "Company"), Tower Square Securities, Inc., (formerly Travelers Equities Sales, Inc.) a Connecticut general business corporation (hereinafter "Tower Square"), and The Travelers Timed Bond Account for Variable Annuities (hereinafter "Account TB"), a separate account of the Company established by its Chairman of the Board and Chief Executive Officer on January 2, 1987 pursuant to a resolution of the Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes. This Agreement supersedes the Distribution and Management Agreement dated December 30, 1992 between the Company and Account TB.

          1. The Company hereby agrees to provide all administrative services relative to variable annuity contracts and revisions thereof (hereinafter "Contracts") sold by the Company, the net proceeds of which or reserves for which are maintained in the Account TB.

          2. Tower Square hereby agrees to perform all sales functions relative to the Contracts. The Company agrees to reimburse Tower Square for commissions paid, other sales expenses and properly allocable overhead expenses incurred in performance thereof.

          3. For providing the administrative services referred to in paragraph 1 above, and for reimbursing Tower Square for the sales functions referred to in paragraph 2 above, the Company will receive the deductions for sales and administrative expenses which are stated in the Contracts.

          4. The Company will furnish at its own expense and without cost to Account TB the administrative expenses of Account TB, including but not limited to:

             (a) office space in the offices of the Company or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

             (b) necessary personnel for managing the affairs of Account TB, including clerical, bookkeeping, accounting and other office personnel;

             (c) all information and services, including legal services, required in connection with registering and qualifying Account TB or the Contracts with federal and state regulatory authorities, preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semi-annual and periodic reports, notices and proxy solicitation materials furnished to variable annuity Contract Owners or regulatory authorities, including the costs of printing and mailing such items;

             (d) the costs of preparing, printing, and mailing all sales literature;

             (e) all registration, filing and other fees in connection with compliance requirements of federal and state regulatory authorities;

             (f) the charges and expenses of any custodian or depository appointed by Account TB for the safekeeping of its cash, securities and other property;

             (g) the charges and expenses of independent accountants retained by Account TB;

             (h) expenses of Contract Owners' and Board of Managers' meetings;

             (i) all expenses of and compensation paid to Members of the Board of Managers of Account TB; and

             (j) reimbursement for amounts paid by Account TB for indemnification of the Board of Managers of Account TB, the officers and agents of Account TB pursuant to Article VI of Account TB's Rules and Regulations, provided that in the case of any person who is a director, officer or agent of the Company, the Company's obligation will be limited to such amount as the Board of Directors of the Company determines to be reasonable.

     Provided, however, that the Company shall not be obligated to pay capital gains taxes, and any other taxes based on income of, assets in or the existence of Account TB.

          5. Provided Contract Owners annually approve this Agreement at a meeting of Contract Owners held for that purpose, Account TB will reimburse the Company for charges and expenses paid by the Company to registered investment advisers which provide market timing investment advisory services relating to the Contracts pursuant to written agreements between the Contract Owners and such market timing investment advisers, which agreements are acceptable to the Company. The failure of Contract Owners to approve this Distribution and Management Agreement shall have no effect on the validity of the provisions of this Agreement other than this paragraph 5.

          6. The services of the Company and Tower Square to Account TB hereunder are not to be deemed exclusive and the Company and Tower Square will be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          7. The Company agrees to guarantee that the annuity payments will not be affected by mortality experience (under Contracts the reserves for which are invested in Account TB) and assumes the risks (a) that the actuarial estimate of mortality rates among annuitants may prove erroneous and that reserves set up on the basis of such estimates will not be sufficient to meet the Company's variable annuity payment obligations, and (b) that the charges for services and expenses of the Company set forth in the Contracts, including the payment of any guaranteed minimum death benefit prior to the Maturity Date specified in the Contract, may not prove sufficient to cover its actual expenses. For providing these mortality and expense risk guarantees, the Company will receive from Account TB an amount per valuation period of Account TB, as provided from time to time.

          8. This Agreement shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance after said date is specifically approved at least annually by a vote of a majority of the Board of Managers, who are parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by a vote of a majority of the outstanding voting securities of Account TB; provided, however, that this Agreement will terminate automatically in the event of its assignment by either party.

          9. Notwithstanding termination of this Agreement, the Company will continue to provide administrative services and mortality and expense risk guarantees provided for herein with respect to the Contracts in effect on the date of termination, and the Company shall continue to receive the compensation provided under this Agreement.

          10. This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunto duly authorized and, in the case of the Company and Tower Square, the seals to be affixed as of the day and year first above written.

                                           [SIGNATURE LINES OMITTED]

                              THE TRAVELERS TIMED
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-159                                                              1997

           THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
Proxy for the Special Meeting of Contract Owners to be held on September 9, 1997

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Timed Bond Account for Variable Annuities which the undersigned is entitled to vote at the Special Meeting of Contract Owners to be held at 9:00 a.m. on Tuesday, September 9, 1997 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

                                                                                   FOR         WITHHOLD       FOR, except
Please vote by filling in the boxes below.                                         all        AUTHORITY      vote withheld
                                                                                 nominees      for all        for nominees
                                                                                               nominees       listed below
1.       Election of the Board of Managers - Nominees:                             / /            / /             / /
         Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis
         Mandell, and Frances M. Hawk.
                                                                                   FOR          AGAINST         ABSTAIN
2.       Ratification of the selection of Coopers & Lybrand L.L.P. as              / /            / /             / /
         independent accountants for the fiscal year ending December 31, 1997.

3.       Approval of the continuation of the Distribution and Management           / /           / /             / /
         Agreement among The Travelers Timed Bond Account for Variable
         Annuities, The Travelers Insurance Company and Tower Square
         Securities, Inc.

4.       Approval to eliminate the fundamental investment restriction concerning restricted securities, while retaining the limitation
         on illiquid  securities.                                                  / /           / /             / /

In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

            PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.           102

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                -------------------------------------------
                PLEASE MARK, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED
                PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
                -------------------------------------------

                PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.




                DATE:_________________,1997

                If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
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                Signature(s) if held jointly (Title(s), if required)         102